AMENDMENT NO. 3 TO RESEARCH AND LICENSE AGREEMENT

This Amendment No. 3 (“Amendment 3”), effective as of May 10, 2011 (“Amendment 3 Effective Date”), is made by and between

Debiopharm S.A., a stock company duly established under the laws of Switzerland, with registered company number CH-550-0173350-8, whose registered office is at Forum “après-demain”, Chemin Messidor 5-7, 1006 Lausanne, Switzerland (“DEBIOPHARM”),

And

Marina Biotech, Inc., a company duly established under the laws of the State of Delaware, whose registered office is at 3830 Monte Villa Parkway, Bothell, Washington 98021, U.S.A. (“COMPANY”),

WITNESSETH:

Whereas, DEBIOPHARM and COMPANY are parties to that certain Research and License Agreement with an effective date of February 3, 2011, as amended by Amendment No. 1 with an effective date of March 9, 2011, and Amendment No. 2 with an effective date of April 1, 2011 (collectively, the “Agreement”); and

Whereas, the Parties desire to amend the Agreement as set forth herein;

Now, therefore, the Parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned thereto in the Agreement.

2.	The definition of “Collaboration Targets” set forth in Section 1.1 shall be amended to read as follows:

“Collaboration Targets” means the target genes identified in Exhibit 1-2.

3.	Exhibit 1-1 shall be amended and replaced in its entirety with Exhibit 1-2, attached hereto and incorporated herein by this reference

4.	Except as amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

5.	This Amendment 3 may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

[Signature page follows]

CONFIDENTIAL	Amendment No. 3 – Research and License Agreement

In witness whereof, the Parties hereby accept and agree to the terms and conditions of this Amendment as of the Amendment 3 Effective Date.

DEBIOPHARM S.A.		MARINA BIOTECH, INC.

By:	/s/ Mauvernay	By:	/s/ Peter S. Garcia

Name:	Mauvernay	Name:	Peter S. Garcia

Title:	President	Title:	CFO

CONFIDENTIAL	Amendment No. 3 – Research and License Agreement